Exhibit 99.1

Edison Electric Institute 44th Annual Financial Conference October 31 - November 3, 2010 Growing Forward

1 This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2010 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

2 Business Strategy Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations Consistent financial performance

Recent Highlights Announced new business plan Common dividend raised 40% Capital investment plan reduced 5% to 7% long-term EPS growth introduced Reduced earnings dilution and liquidity risk with mandatory conversion of preferred stock Issued $500 million debt primarily to refinance higher- cost securities 3 New Plan provides rate stability for customers and minimizes volatility.

4 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 History 0.81 0.9 0.96 1.08 0.84 1.21 1.26 2009 Plan 1.35 1.43 1.5 1.58 1.68 1.77 Earnings Per Share (adjusted non-GAAP) . . . . New Plan (5% - 7% Growth) (2010-15) Prior Plan (6% - 8% Growth) (2010-15) .. . . . growth track record continues. 2003 - 2009 8% Growth Dividend Annual ¢/share _ _ _ _ _ a $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock b Pre increase b 4

"Cushion" Regulatory Timeline . . . . .. . . . well into second year under new, comprehensive Michigan energy law. .. . . . well into second year under new, comprehensive Michigan energy law. 5

6 Risk Mitigation through 2008 Energy Law Supply Renewable energy plan Energy optimization Retail open access cap Certificate of Necessity process Ratemaking File and implement ratemaking Forward test year Decoupling Uncollectibles tracker ? ? ? ? ? ? Law Implementation ? ? ? N/A ? ? Law mitigated several key risks. Implementation underway. ? ? ? ?

7 (CHART) 2011-2015 Investment Plan Renewable Energy Plans . . . . .. . . . increase renewables from 4% to 8% in 2012; and 10% by 2015. Existing Renewable Facilities Proposed Company-owned Wind Facilities New Power Purchase Agreements (243 MW) ^ Cross Winds Energy Park Lake Winds Energy Park 100 MW 2012

8 (CHART) Revised Smart Grid Deployment . . . . $750 million; down from $920 million Meter deployment begins 2012 No gas only meters Minimize upfront IT system cost by starting with basic functionality Improved ability to scale plan .. . . . improves overall financial viability. 2011-2015 Investment Plan Billing Customer Information Outage Management Work and Asset Management Enterprise Applications MDM/MDUS

Environmental Expenditures . . . . .. . . . recovered costs in customer rates. 2011-2015 Investment Plan Selective catalytic reduction (SCR) Spray dry absorbers Fabric filters Pollution Control Equipment Baghouse Dry Scrubber Activated Carbon SCR Boiler Burners 9 (CHART)

Emission Reductions . . . . 10 .. . . . reduced NOx 74% and SO2 67%.

11 Investment Plan by Year .. . . . reduces risk. 2008 2009 2010 2011 2012 2013 2014 2015 Depreciation 7.851 8.729 9.2 9.7 9.199 8.628 8.141 7.637 7.145 Maintenance 0.579 1.135 1.689 2.275 2.857 Customer growth 0.049 0.101 0.156 0.214 0.275 Environmental 0.121 0.304 0.593 0.942 1.333 Gas compression and pipelines 0.071 0.136 0.17 0.185 0.198 Smart Grid 0.054 0.13 0.206 0.269 0.339 Energy optimization 0.028 0.093 0.168 0.244 0.32 Electric reliability and other environmental 0.081 0.193 0.322 0.466 0.604 Renewables 0.046 0.172 0.322 0.511 0.647 5%-7% Bils $ Present Rate Base 2010 2011 2012 2013 2014 2015 Average Rate Base (bils) $10.2 $10.8 $11.6 $12.5 $13.4 0 Rate Base Lower Capital Investment . . . . 2011 2012 2013 2014 2015 1 1.3 1.3 1.5 1.3 $6.4 Billion

12 .. . . . with stronger cash flow and lower rate increases. .. . . . with stronger cash flow and lower rate increases. _ _ _ _ _ a At a $18 stock price b Includes convertible preferred refinancing in 2010 a ? ? New Plan Increases Certainty . . . . ? b

13 Operating Cash Flow Growth . . . . .. . . . driven by investment growth. 2008 2009 2010 2011 2012 2013 2014 2015 CF after Capex -598 39 -22 20 -76 -31 -326 -144 73 160 220 325 479 384 497 271 CF after dividends 756 726 790 676 814 898 1032 987 CF after working capital 81 113 137 166 184 210 230 250 CF after interest 698 44 138 165 82 141 278 452 Operating cash flow 335 362 355 379 400 417 456 505 Amount (bils) $ Operating cash flow a up $0.1 billion per year $1.9 Interest Working capital and taxes Base Investment $1.3 $1.6 $1.7 $1.8 $1.5 $2.0 Cash flow before dividend Investment choices _ _ _ _ _ a Non-GAAP Prior Plan

.. . . . moderated for customers - down from prior years and prior plan. 2007-2009 2010-2015 Fuel (including CO2) 4 3 Base 3 2 1 7% 5% New Fuel Base 6% Prior Electric Rate Increases (average annual) . . . . 14

(CHART) Electric Sales Trend (weather adjusted) . . . . .. . . . improving faster than we expected. Electric Sales Year-to-Year Comparison 0 7% decline 1979 to 1982 6% decline 2007 to 2009 (CHART) Forecast 6% 15

Electric Sales Trend (weather adjusted) . . . . (CHART) Industrial Sales .. . . . continues to improve in our service territory, led by industrial customers. Total 2009 2010 2011 Year over Year Comparison by Quarter (CHART) (CHART) 2009 2010 2011 Forecast 10% 1.5% Forecast 16

(CHART) Year-to-Date Three Months To Go 2010 Adjusted EPS (non-GAAP) . . . . .. . . . on track. $0.27 $(0.18) New rates Old rates Old rates Nine Months Nine Months New rates Utility cost (14)¢ Absence of 2009 gains & research tax credit (10) Enterprises (2) Parent interest & dilution (3) Total (29)¢ ? 17

Refinancing of Convertible Preferred Stock . . . . Refinancing of Convertible Preferred Stock . . . . After tax cost Convertible preferred eliminated 4.5% Replacement debt 2.6% Net income improvement (mils) $4.3 Reduction in diluted shares 2.6 (assuming stock price of $20) EPS impact 3¢ 18 2011 Dilution (Convertible Preferred) .. . . . improves future earnings potential. 2011 Earnings Impact Dilution without conversion Dilution with conversion Avoided Dilution 0 2.6 18

Mitigating EPS Volatility . . . . Mitigating EPS Volatility . . . . .. . . . through decoupling, trackers, and strong performance. Old Opportunities Old Risks Decouple Decouple Cost Performance Reinvest 19

20 Key Takeaways . . . . .. . . . strong track record continues. Adjusted EPS (non-GAAP) Growth (5% - 7%) Investment (not sales) driven Predictable Dividend (5% yield) Operating cash flow growth Risk mitigation Revenue decoupled Cost discipline

Appendix

2010 Third Quarter EPS . . . . .. . . . keeps us on plan. By Business Segment Results _ _ _ _ a Excludes favorable impacts of weather [+11¢] largely offset by decoupling [-9¢] a Appendix-1

(CHART) 2010 Third Quarter Adjusted EPS (non-GAAP) . . . . Utility Enterprises + Parent 25¢ (3)¢ .. . . . up 22¢ from a year ago. 30¢ 2009 Weather Appendix-2

2010 Cash Flow Forecast (non-GAAP) CMS Energy Parent Consumers Energy _ _ _ _ _ a Includes other _ _ _ _ _ b Includes cost of removal and capital leases $370 Appendix-3

Economic Indicators - U.S. Autos . . . . .. . . . production up substantially from 2009. (CHART) (CHART) U.S. Production (October 9 YTD) Days Supply (September) +46% Desired Supply Desired Supply 90 60 Appendix-4

26 2010 Sensitivities . . . . _ _ _ _ _ a Decoupled excluding weather * Less than 0.5¢ or $500,000 .. . . . mitigated by decoupling and electric "UA" tracker. .. . . . mitigated by decoupling and electric "UA" tracker. + + + + Appendix-5

Liquidity Components . . . . .. . . . provide adequate liquidity. At 10-22-10 Facility Available Renewal Date (mils) (mils) CMS revolver -Citibank $ 550 $ 547 April 2012 A/R program 250 250 February 2011 US Bank 30 0 September 2011 Consumers revolvers JPMorgan 500 200 March 2012 UBOC 150 150 August 2013 Cash balance NA 703 NA $1,480 $1,850 Appendix-6

2010 Financing Activities 2010 Financing Activities Appendix-7

Federal Tax Benefits Year-End Estimate 2010 2011 2012 2013 2014 (bils) (bils) (bils) (bils) (bils) Gross NOL carry forwards $ 1.2 $ 0.7 $ 0.2 $ - $ - Net NOL cash benefit at 35% 0.4 0.2 0.1 - - Credit carry forwards 0.3 0.3 0.3 0.2 0.1 Remaining cash benefit $ 0.7 $ 0.5 $ 0.4 $ 0.2 $ 0.1 Appendix-8

Share Dilution Sensitivity . . . . .. . . . reduced from calling convertible preferreds. Appendix-9 _ _ _ _ _ a As of October 2010; will be adjusted for future dividend payments.

Utility Risk Mitigation . . . . .. . . . enhanced with decoupling and electric "UA" tracker. Electric Gas Not Tracked Revenue 0.61 0.37 0.02 $6.1 Billion a Sales E&G Not Tracked 21% PSCR GCR E&G tracked East 33 28 36 3 PSCR 33% GCR 28% E&G Not Tracked 36% $5.5 Billion a Cost E&G Tracked 3% _ _ _ _ _ a Estimated 2010 Appendix-10

Consumers Capital Expenditures Appendix 11

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES
AS OF 09/30/2010
Reflects 9/1/10 issuance of $250MM 5.3% FMBs & $50MM 6.17% FMBs and 9/23/10 issuance of $250MM 4.25% CMS Sr Notes and 10/15/10 call of $137MM CE IQ Notes and CMS 2.875% Convertible Notes reclassified to current liability

		Maturity	Amount
F/V	S/U	or Call Date	(000’s)	DEBT/ CO
SHORT-TERM DEBT:

F	S	10/15/10	$136,676	5.65% FMBs IQ Notes (CECo)
F	U	04/15/11	213,653	8.5% Sr Notes (CMS)
F	U	SHORT-TERM	131,730	*3.375% Convertible Sr Notes (Next Put Date 07/15/13) (CMS)
F	U	SHORT-TERM	287,500	*2.875% Convertible Sr Unsec Notes (Next Put Date 12/01/11) (CMS)

			$769,559

LONG-TERM DEBT:

F	U	02/01/12	$150,000	6.3% Senior Notes (CMS)
F	S	02/15/12	300,000	5% Series L FMBs (CECo)

			$450,000
V	U	01/15/13	$150,000	Floating Rate Sr Notes (CMS)
F	S	04/15/13	375,000	5.375% Series B FMBs (CECo)

			$525,000
F	S	02/15/14	$200,000	6% FMBs (CECo)
F	U	06/15/14	172,500	5.5% Convertible Sr Notes Put Date (CMS)

			$372,500
F	S	03/15/15	$225,000	5% FMBs Series N (CECo)
F	U	09/30/15	250,000	4.25% Sr Notes (CMS)
F	U	12/15/15	125,000	6.875% Sr Notes (CMS)
F	S	08/15/16	350,000	5.5% Series M FMBs (CECo)
F	S	02/15/17	250,000	5.15% FMBs (CECo)
F	U	07/17/17	250,000	6.55% Sr Notes (CMS)
F	S	03/01/18	180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	67,700	VRDBs to replace PCRBs (CECo)
F	S	09/15/18	250,000	5.65% FMBs (CECo)
F	S	03/15/19	350,000	6.125% FMBs (CECo)
F	U	06/15/19	300,000	8.75% Sr Notes (CMS)
F	S	09/15/19	500,000	6.70% FMBs (CECo)
F	U	02/01/20	300,000	6.25% Sr Notes (CMS)
F	S	04/15/20	300,000	5.65% FMBs (CECo)
F	S	09/01/22	250,000	5.30% FMBs (CECo)
F	U	07/15/27	28,667	QUIPS 7.75%(CMS) Pref Sec
V	S	04/01/35	35,000	PCRBs (CECo)
F	S	09/15/35	175,000	5.80% FMBs (CECo)
F	S	09/01/40	50,000	6.17% FMBs (CECO)

			$5,583,867

			$6,353,426	TOTAL

			$6,324,759	TOTAL EXCLUDING PREFERRED SECURITIES

		Various Maturity Dates/No Maturity Date Available:
			$218,085	CECo Securitization Bonds (Long-Term & Short-Term) after 07/20/10 payment
			214,926	CECo Capital lease rental commitments (Long-Term & Short-Term) as of 09/30/10
			162,966	CECo DOE Liability as of 09/30/10
			319,276	EnerBank (Long-Term & Short-Term) Discount Brokered CDs as of 09/30/10 (CMS)
			(30,358)	CMS Net unamortized discount as of 09/30/10
			(4,327)	CECo Net unamortized discount as of 09/30/10

			$7,233,992	GRAND TOTAL INCLUDING CMS ENERGY, CONSUMERS & OTHER CMS ENTERPRISES SUBSIDIARIES, INCLUDING PREFERRED SECURITIES

* -- Date that issue can be put to the Company is used instead of maturity date

Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured
Appendix 12

ELECTRIC RATE CASE U-16191*
On January 22, 2010, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase of $178 million in its electric generation and distribution rates based on a test year of 12 months ending June 2011. On June 10, 2010, the MPSC staff filed a recommendation of $90 million based on a 10.35% ROE. The Staff suggested that its recommendation be adjusted upward by $25 million if the Company’s requested economic development sales tracker is not adopted by the Commission. The Staff also suggested that cap ex placed in service in 2011 be deferred for future recovery, rather than included in customer rates at this time. The Company plans to self implement a rate increase of $150 million, and filed a tariff sheet supporting this increase on July 13. The Commission approved the Company’s request and the self implemented rate increase will become effective on July 22, 2010. Below is a comparison of the Company’s self implemented amount to the MPSC Staff’s filed position.

	Company		Company
	Self	MPSC	B/(W)
Item	Implement	Staff	Staff	Remarks
	(Mils)	(Mils)	(Mils)
1. O&M	$21	$25	$ (4)	Corporate restructuring: ($18) O&M savings
				Technology: $8 Staff update for 2009
				Corporate: $4 NEIL refund
				DOE Liability Interest: $2

2. Gross Margin	5	4	1	Miscellaneous revenues

3. Investment	106	80	26	Net Plant: $25 2011 Capex
				Working Capital: $6
				Depreciation expense: $6
				Taxes: ($5)
				AFUDC: ($6)

4. Cost of Capital	18	(19)	37	Return on equity (11% vs 10.35%): $30
				Capital structure: $9 Increased deferred taxes
				Debt costs: ($2)

Total	$150	$ 90	$ 60

Ratemaking	Existing	Consumers	MPSC
Capital Structure %	(U-15645)	Filing	Staff Filing
Long Term Debt	44.80%	41.77%	40.62%
Short Term Debt	0.78	1.51	1.51
Preferred Stock	0.48	0.44	0.44
Common Equity	40.51 (1)	41.49 (2)	41.59 (3)
Deferred FIT	12.80	14.26	15.30
JDITC/Other	0.63	0.53	0.54

	100.00%	100.00%	100.00%

(1)Equivalent to 47.23% on a financial basis

(2)Equivalent to 49.57% on a financial basis

(3)Equivalent to 50.32% on a financial basis

Rate Base and Return	Existing	Consumers	MPSC
Percentage	(U-15645)	Self Implement	Staff Filing
Rate Base ($ billions)	$6.16	$6.97	$6.69
Return on Rate Base	6.98%	7.16%	6.83%
Return on Equity	10.70%	11.00%	10.35%
ELECTRIC RATE CASE SCHEDULE

Self Implement Rate Increase - $150 million	July 22, 2010
Cross of all Witnesses	July 15 – 28, 2010
Initial Briefs	August 26, 2010
Reply Briefs	September 16, 2010
Proposal for Decision	No PFD – Commission will read the record.
Decision	By January 20, 2011 (expected in fourth quarter)

*Electric Rate Case U-16191 can be accessed at the Michigan Public Service Commission’s website.

http://efile.mpsc.cis.state.mi.us/efile/electric.html
Appendix 13

GAS RATE CASE U-16418*
On August 13, 2010, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its gas delivery and transportation rates based on a 2011 test year. The Company requests an authorized ROE of 11%, and proposes a full decoupling mechanism, including weather. If approved, this request would add about $2.95 per month, or about 3.4%, to the typical residential customer’s average monthly bill. The $55 million revenue deficiency is detailed below.

Item	$ Millions	Explanation
1. O&M	$16	Gas operations expense: $13
		Lost & unaccounted for and company use gas: $3

2. Margin	4	Miscellaneous revenues

3. Investment	30	Net plant: $19
		Working capital: $(2)
		Depreciation and property taxes: $10
		Taxes, AFUDC and other: $3

4. Cost of Capital	5	Return on equity: $8 (11.00% vs 10.55%)
		Capital structure and lower debt costs: $(3)

Total	$55

Ratemaking	Existing	As Filed		After-Tax
Capital Structure	(U-15986)	Percent of Total	Annual Cost	Weighted Costs

Long Term Debt	43.58%	41.86%	5.95%	2.49%
Short Term Debt	0.59	1.82	3.46	0.06
Preferred Stock	0.46	0.42	4.46	0.02
Common Equity	40.78	40.51 (1)	11.00	4.46
Deferred Taxes	13.30	14.33	0.00	0.00
JDITC/Other	1.29	1.06	6.67	0.07

	100.00%	100.00%		7.10%

Rate Base and Return	Existing
Percentage	(U-15986)	As Filed
Rate Base ($ billions)	$2.74	$2.90
Return on Rate Base	7.02%	7.10%
Return on Equity	10.55%	11.00%

(1) Equivalent to 48.93% on financial basis.
GAS RATE CASE SCHEDULE

Consumers files PA 286 self-implementation rates	January 6, 2011
Staff and Intervenors file direct cases	January 24, 2011
Staff/Intervenor filings on self-implementation	January 26, 2011
Self-Implementation Hearing	January 27, 2011
Rebuttal Testimony and exhibits	February 10, 2011
Motions to Strike Testimony	February 17, 2011
Cross of all witnesses	February 23 through March 4, 2011
Initial Briefs	March 30, 2011
Reply Briefs	April 19, 2011
Proposal for Decision target date	June 2, 2011
Exceptions	June 17, 2011
Replies to Exceptions	June 27, 2011
Commission Order	Not later than August 12, 2011

*Gas Rate Case U-16418 can be accessed at the Michigan Public Service Commission’s website.

http://efile.mpsc.cis.state.mi.us/efile/gas.html
Appendix 14

33 PRINT THIS PAGE AS NOTES PAGE
Appendix 15

34 PRINT THIS PAGE AS NOTES PAGE

35 PRINT THIS PAGE AS NOTES PAGE

36 PRINT THIS PAGE AS NOTES PAGE

Senior Management Senior Management Appendix 16

CMS Energy
Earnings Reconciliation By Quarter and Year
December 31
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited Quarters
(millions, except per share amounts)	1Q03	2Q03	3Q03	4Q03	FY 2003

Reported net income	$82	$(65)	$(69)	$8	$(44)

After-tax items:
Electric and gas utility other				30	30
Enterprises other	5	7	62	37	111
Corporate other	1		19	4	24
Discontinued operations	(31)	53	(2)	(43)	(23)
Cumulative accounting changes	24				24

Ongoing earnings (non-GAAP)	$81	$(5)	$10	$36	$122

Average shares outstanding, basic	144.1	144.1	152.2	161.1	150.4

Average shares outstanding, diluted	165.0	144.1	152.2	161.1	150.4

Reported earnings per share	$0.52	$(0.45)	$(0.46)	$0.05	$(0.30)

After-tax items
Electric and gas utility other				0.19	0.21
Enterprises other	0.03	0.05	0.41	0.23	0.74
Corporate other			0.12	0.02	0.16
Discontinued operations	(0.19)	0.37	(0.01)	(0.27)	(0.16)
Cumulative accounting changes	0.14				0.16

Ongoing earnings per share (non-GAAP)	$0.50	$(0.03)	$0.06	$0.22	$0.81

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.
2003 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q04*	2Q04	3Q04	4Q04	FY 2004

Reported net income — GAAP	$(9)	$16	$56	$47	$110

After-tax items:
Electric and gas utility other				(67)	(67)
Enterprises other	88		(29)	48	107
Corporate other	(7)		(1)	1	(7)
Discontinued operations	2		(8)	10	4
Cumulative accounting changes	2				2

Adjusted earnings, including M-T-M	$76	$16	$18	$39	$149
Mark-to-market impacts	NM	(13)	9	9	5

Adjusted earnings, excluding M-T-M	$76	$3	$27	$48	$154

Average shares outstanding, basic	161.1	161.2	161.5	190.2	168.6

Average shares outstanding, diluted	161.1	164.2	165.0	194.0	172.1

Reported earnings per share — GAAP	$(0.06)	$0.10	$0.34	$0.24	$0.64
After-tax items
Electric and gas utility other				(0.35)	(0.39)
Enterprises other	0.56		(0.17)	0.25	0.62
Corporate other	(0.05)		(0.01)	0.01	(0.03)
Discontinued operations	0.01		(0.05)	0.05	0.02
Cumulative accounting changes	0.01				0.01

Adjusted earnings per share, including M-T-M	$0.47	$0.10	$0.11	$0.20	$0.87
Mark-to-market impacts	NM	(0.08)	0.06	0.05	0.03

Adjusted earnings per share, excluding M-T-M	$0.47	$0.02	$0.17	$0.25	$0.90

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.

* Quarterly amounts differ from amounts previously reported due to accelerating the measurement date on our benefit plans by one month and the remeasurement of our post retirement obligation.

NM: Not meaningful.
2004 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q05	2Q05	3Q05	4Q05	FY 2005

Reported net income — GAAP	$150	$27	$(265)	$(6)	$(94)

After-tax items:
Electric and gas utility other
Enterprises other	(2)	(1)	(1)	13	9
Corporate other		1		8	9
Discontinued operations				(14)	(14)
Asset impairment			385		385

Adjusted earnings, including M-T-M	$148	$27	$119	$1	$295
Mark-to-market impacts	(75)	19	(75)	40	(91)

Adjusted earnings, excluding M-T-M	$73	$46	$44	$41	$204

Average shares outstanding, basic	195.3	217.9	219.6	218.5	211.8

Average shares outstanding, diluted	206.3	228.9	219.6	218.5	211.8

Reported earnings per share — GAAP	$0.74	$0.12	$(1.21)	$(0.03)	$(0.44)

After-tax items
Electric and gas utility other
Enterprises other	(0.01)	NM	NM	0.06	0.04
Corporate other		NM		0.03	0.04
Discontinued operations				(0.06)	(0.07)
Asset impairment			1.75		1.82

Adjusted earnings per share, including M-T-M	$0.73	$0.12	$0.54	$0.00	$1.39
Mark-to-market impacts	(0.36)	0.08	(0.34)	0.19	(0.43)

Adjusted earnings per share, excluding M-T-M	$0.37	$0.20	$0.20	$0.19	$0.96

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.
2005 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited
	2006				2006
(In millions, except per share amounts)	1Q	2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$(27)	$72	$(103)	$(32)	$(90)

After-tax items:
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(29)	25	(4)
Corporate interest and other	2	(15)	4	82	73
Discontinued operations (gain)	(1)	(2)	(1)	(2)	(6)
Asset impairment charges	—	—	169	—	169

Adjusted earnings, including MTM	$(26)	$55	$40	$73	$142
Mark-to-market impacts	74	21	30	(13)	112

Adjusted earnings, excluding MTM	$48	$76	$70	$60	$254

Average shares outstanding, basic	219.1	219.6	220.1	220.6	219.9
Average shares outstanding, diluted	219.1	229.6	220.1	220.6	219.9

Reported earnings per share — GAAP	$(0.12)	$0.31	$(0.47)	$(0.15)	$(0.41)

After-tax items
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(0.13)	0.11	(0.02)
Corporate other	0.01	(0.07)	0.02	0.38	0.27
Discontinued operations	(0.01)	(0.01)	—	(0.01)	(0.03)
Asset impairment charges	—	—	0.76	—	0.76

Adjusted earnings per share, including MTM	$(0.12)	$0.23	$0.18	$0.33	$0.57
Mark-to-market impacts	0.34	0.10	0.13	(0.06)	0.51

Adjusted earnings per share, excluding MTM	$0.22	$0.33	$0.31	$0.27	$1.08

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

NM: Not Meaningful.
2006 A-1

CMS Energy Corporation
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

	(In millions, except per share amounts)

	2007
	1Q	2Q	3Q	4Q	Dec YTD

Reported net income (loss) - GAAP	($215)	$33	$82	($127)	($227)

After-tax items:
Electric and gas utility	4	-	-	-	4
Enterprises	49	19	(10)	222	280
Corporate interest and other	(81)	32	9	(38)	(78)
Discontinued operations (income) loss	178	(91)	-	2	89
Asset impairment charges, net	157	25	(49)	-	133

Adjusted income - non-GAAP	$92	$18	$32	$59	$201

Average shares outstanding, basic	221.5	222.6	223.0	223.4	222.6
Average shares outstanding, diluted	221.5	222.6	241.3	223.4	222.6

Reported earnings (loss) per share - GAAP	($0.97)	$0.15	$0.34	($0.57)	($1.02)

After-tax items:
Electric and gas utility	0.01	-	-	-	(0.07)
Enterprises	0.23	0.08	(0.04)	0.99	1.25
Corporate interest and other	(0.36)	0.15	0.03	(0.17)	(0.32)
Discontinued operations (income) loss	0.80	(0.41)	-	0.01	0.40
Asset impairment charges, net	0.71	0.11	(0.20)	-	0.60

Adjusted earnings per share - non-GAAP	$0.42	$0.08	$0.13	$0.26	$0.84

(In millions, except per share amounts)	2008
	1Q	2Q	3Q	4Q	Dec YTD

Reported net income - GAAP	$102	$44	$78	$60	$284

After-tax items:
Electric and gas utility	-	1	6	5	12
Enterprises	*	(4)	*	1	(3)
Corporate interest and other	-	-	(6)	1	(5)
Discontinued operations (income) loss	(1)	1	(1)	*	(1)

Adjusted income - non-GAAP	$101	$42	$77	$67	$287

Average shares outstanding, basic	225.2	225.4	225.8	226.3	225.7
Average shares outstanding, diluted	237.6	240.6	236.3	228.1	236.2

Reported earnings per share - GAAP	$0.43	$0.18	$0.33	$0.26	$1.20

After-tax items:
Electric and gas utility	-	0.01	0.02	0.03	0.05
Enterprises	*	(0.02)	0.01	0.01	(0.02)
Corporate interest and other	-	-	(0.03)	*	(0.02)
Discontinued operations (income) loss	(*)	-	(0.01)	*	(*)

Adjusted earnings per share - non-GAAP (a)	$0.43	$0.17	$0.32	$0.30	$1.21

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

(a)	Excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock, adjusted earnings per share was $0.44, $0.19, $0.33, $0.30, and $1.25, respectively.
2008 A-1

CMS ENERGY CORPORATION
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

(In millions, except per share amounts)	2009
	1Q	2Q	3Q	4Q		Dec YTD

Reported net income - GAAP	$70	$75	$67	$6		$218

After-tax items:

Electric and gas utility	-	-	-	79		79

Enterprises	*	16	2	4		22

Corporate interest and other	*	1	1	(1)		1

Discontinued operations (income) loss	1	(25)	1	3		(20)

Adjusted income - non-GAAP	$71	$67	$71	$91		$300

Average shares outstanding, basic	226.6	226.9	227.3	227.8		227.2
Average shares outstanding, diluted	233.2	234.6	238.5	243.0		237.9

Reported earnings per share - GAAP	$0.30	$0.32	$0.28	$0.02		$0.91

After-tax items:

Electric and gas utility	-	-	-	0.33		0.33

Enterprises	*	0.07	0.01	0.02		0.09

Corporate interest and other	*	*	*	(*	)	0.01

Discontinued operations (income) loss	0.01	(0.11)	0.01	0.01		(0.08)

Adjusted earnings per share - non-GAAP	$0.31	$0.28	$0.30	$0.38		$1.26

(In millions, except per share amounts)	2010
	1Q	2Q	3Q

Reported net income - GAAP	$85	$80	$134

After-tax items:
Electric and gas utility	6	-	-
Enterprises	1	(31)	(2)
Corporate interest and other	*	*	-
Discontinued operations loss	1	16	*

Adjusted income - non-GAAP	$93	$65	$132

Average shares outstanding, basic	228.0	228.2	229.0
Average shares outstanding, diluted	246.5	247.6	254.7

Reported earnings per share - GAAP	$0.34	$0.32	$0.53

After-tax items:
Electric and gas utility	0.03	-	-
Enterprises	*	(0.13)	(0.01)
Corporate interest and other	*	*	-
Discontinued operations loss	0.01	0.07	*

Adjusted earnings per share - non-GAAP	$0.38	$0.26	$0.52

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.
2010 A-1

CMS Energy Corporation
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended			Nine Months Ended
September 30	2010		2009	2010	2009

Electric Utility

Reported		$0.61	$0.46	$1.12	$0.92
Downsizing Program		-	-	0.02	-

Adjusted		$0.61	$0.46	$1.14	$0.92

Gas Utility

Reported		$0.01	$(0.05)	$0.28	$0.22
Downsizing Program		-	-	0.01	-

Adjusted		$0.01	$(0.05)	$0.29	$0.22

Enterprises

Reported		$0.04	$0.02	$0.21	$(0.03)
Asset Sales (Gain) Loss and Other		(0.01)	0.01	(0.13)	0.08

Adjusted		$0.03	$0.03	$0.08	$0.05

Corporate Interest and Other

Reported		$(0.13)	$(0.14)	$(0.35)	$(0.31)
Asset Sales Loss and Other		-	*	*	0.01

Adjusted		$(0.13)	$(0.14)	$(0.35)	$(0.30)

Discontinued Operations

Reported	$	(* )	$(0.01)	$(0.07)	$0.10
Discontinued Operations Loss (Gain)		*	0.01	0.07	(0.10)

Adjusted		$-	$-	$-	$-

Totals

Reported		$0.53	$0.28	$1.19	$0.90
Discontinued Operations Loss (Gain)		*	0.01	0.07	(0.10)
Downsizing Program		-	-	0.03	-
Asset Sales (Gain) Loss and Other		(0.01)	0.01	(0.13)	0.09

Adjusted		$0.52	$0.30	$1.16	$0.89

Average Common Shares Outstanding - Diluted (in millions)		254.7	238.5	249.8	235.7

 *     Less than $0.01 per share.
2010 A-2

Consumers Energy
2010 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Pension	Accts/Rec	Capital	Securitization	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Contribution	Financing	Lease Pymts	Debt Pymts	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	as Operating	as Financing	as Financing	as Financing	as Financing	Amount	Description
Cash at year end 2009	$39	$-	$-	$-	$-	$-	$-	$-	$-	$39	Cash at year end 2009

Sources
Operating	$1,485	$(130)	$(221)	$-	$-	$23	$35	$-	$-	$1,192
Other working capital	(30)	-	-	(97)	(50)	-	-	-	-	(177)	Net cash provided by

Sources	$1,455	$(130)	$(221)	$(97)	$(50)	$23	$35	$-	$-	$1,015	operating activities

Uses
Interest and preferred dividends	$(223)	$-	$221	$-	$-	$-	$-	$2	$-	$-
Pension Contribution	(97)	-	-	97	-	-	-	-	-	-
Capital expenditures	(950)	-	-	-	-	-	-	-	-	(950)
Dividends/tax sharing to CMS	(490)	130	-	-	-	-	-	-	360	-	Net cash provided by

Uses	$(1,760)	$130	$221	$97	$-	$-	$-	$2	$360	$(950)	investing activities

											Cash flow from

Cash flow	$(305)	$-	$-	$-	$(50)	$23	$35	$2	$360	$65	operating and
											investing activities

Financing
Equity	$250	$-	$-	$-	$-	$-	$-	$(2)	$-	$248
New Issues	600	-	-	-	-	-	-	-	-	600
Retirements	(446)	-	-	-	-	(23)	(35)	-	(360)	(864)
Net short-term financing & other	(53)	-	-	-	50	-	-	-	-	(3)	Net cash provided by

Financing	$351	$-	$-	$-	$50	$(23)	$(35)	$(2)	$(360)	$(19)	financing activities

Net change in cash	$46	$-	$-	$-	$-	$-	$-	$-	$-	$46	Net change in cash

Cash at year end 2010	$85	$-	$-	$-	$-	$-	$-	$-	$-	$85	Cash at year end 2010

2010 A-3

CMS Energy Parent
2010 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Preferred	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Uses (a)	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Financing	Companies	Amount	Description
Cash at year end 2009	$23	$-	$-	$-	$-	$28	$51	Cash at year end 2009

Sources
Consumers Energy dividends/tax sharing	$490	$(122)	$(20)	$-	$-	$-	$348
Enterprises	30						30
Insurance settlement	50	-	-	(8)	-	10	52	Net cash provided by

Sources	$570	$(122)	$(20)	$(8)	$-	$10	$430	operating activities

Uses
Interest and preferred dividends	$(130)	$122	$-	$-	$8	$-	$-
Overhead and Federal tax payments	(20)	-	20	-	-	-	-
Pension Contributions	(3)	-	-	-	-	-	(3)
Equity infusions	(250)	-	-	8	-	(85)	(327)	Net cash provided by

Uses (a)	$(415)	$122	$20	$8	$8	$(85)	$(342)	investing activities

								Cash flow from

Cash flow	$155	$-	$-	$-	$8	$(75)	$88	operating and
								investing activities

Financing and dividends
New Issues	$550	$-	$-	$-	$(8)	$105	$647
Retirements	(314)	-	-	-	-	(40)	(354)
Net short-term financing & other	(23)	-	-	-	-	-	(23)
Common dividend	(151)	-	-	-	-	-	(151)	Net cash provided by

Financing	$62	$-	$-	$-	$(8)	$65	$119	financing activities

Net change in cash	$217	$-	$-	$-	$-	$(10)	$207	Net change in cash

Cash at year end 2010	$240	$-	$-	$-	$-	$18	$258	Cash at year end 2010

(a)	Includes other and roundings
2010 A-4

Consolidated CMS Energy
2010 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the
			Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	Consumers	Amount	Description
Cash at year end 2009	$39	$51	$-	$-	$90	Cash at year end 2009

Net cash provided by operating activities	$1,015	$430	$(360)	$-	$1,085	Net cash provided by operating activities

Net cash provided by investing activities	(950)	(342)	-	250	(1,042)	Net cash provided by investing activities

Cash flow from operating and investing activities	$65	$88	$(360)	$250	$43	Cash flow from operating and investing activities

Net cash provided by financing activities	$(19)	$119	$360	$(250)	$210	Net cash provided by financing activities

Net change in cash	$46	$207	$-	$-	$253	Net change in cash

Cash at year end 2010	$85	$258	$-	$-	$343	Cash at year end 2010

2010 A-5

CMS Energy
Reconciliation of 2010 Operating Cash Flow Target to GAAP Operating Activities
(unaudited)

	Amount
	(mils)

Consumers Operating (Consumers PTOI + Depreciation)	$1,485
Enterprises (Project Cash Flows)	30

Operating Cash Flow	$1,515	non-GAAP

Other operating activies including taxes, interest payments and working capital	(430)

Net cash provided by operating activites	$1,085	GAAP

2010 A-6